UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  DATE OF EARLIEST EVENT REPORTED: May 23, 2000

                         Commission file number 0-28184

                                BRANDMAKERS, INC.
        (Exact name of small business issuer as specified in its charter)

                     Utah                                 37-1099747
         (State or other jurisdiction of                 (IRS Employer
        incorporation or organization)                Identification No.)


              1325 Capital Circle, NW Lawrenceville, Georgia 30043
                    (Address of principal executive offices)

                                 (770) 338-1958
                           (Issuer's telephone number)



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ITEM 7

Exhibit Index

Number   Description

     16.1 Letter from Bearden & Smith, P.C. re Change in Certifying Accountants

     16.2 Letter from Ehrhardt Keefe Steiner & Hottman PC re Change in Certifying Accountants



                            (SIGNATURE PAGE FOLLOWS)





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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    Brandmakers, Inc.
                                    (REGISTRANT)

                                    By: /s/Geoff Williams
                                    Director & Chief Executive Officer

May 31, 2000
(Date)






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